UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4400

T. Rowe Price Equity Income Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1: Report to Shareholders

Equity Income Fund	June 30, 2009

The views and opinions in this report were current as of June 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

The first six months of the year were extremely tumultuous for investors and consisted of two distinct investment environments. The first couple of months were characterized by a sharp decline, with the S&P 500 Index reaching a cyclical low on March 9. The selling was very much a continuation of the 2008 market downturn, precipitated by the financial crisis and global recession. What followed was a significant market rebound through the end of the second quarter, as the S&P 500 advanced about 40% at its peak from the early March level. Toward the end of June, the rebound began to lose some momentum as investors debated the question of whether the equity market had moved too far too quickly in light of the still-struggling economy.

As shown in the Performance Comparison table, your fund returned 1.10% compared with 1.33% for the Lipper Equity Income Funds Index and 3.16% for the S&P 500 Index. (Performance for the Advisor and R Class shares was lower due to their different expense ratios.) The gains came against the backdrop of a dismal 12-month period for stocks overall. We are hopeful that the bulk of the market weakness is behind us. Recent stock market performance suggests that financial markets and the global economy have begun to stabilize and that the investment environment will continue to improve over the remainder of the year.

DIVIDEND DISTRIBUTION

On June 25, 2009, your fund’s Board of Trustees declared a second-quarter income dividend of $0.09 per share to shareholders of record on that day. The dividend was paid on June 29. You should have received a check or statement reflecting this dividend. The most recent dividend distribution brings total dividends paid in 2009 to $0.20 per share. (Dividends were slightly lower for the Advisor and R Class shares.)

PORTFOLIO REVIEW

The market’s strength in the second quarter offset first-quarter weakness and put several major equity indexes in positive territory for the first half of 2009. (The widely followed Dow Jones Industrial Average was down slightly, as were several measures of performance for value stocks.) We were happy to see that fund performance through most of the second quarter was particularly strong, as investor sentiment improved in response to the better workings of the money and credit markets as well as to growing anticipation that an end to the economic downturn was finally in sight. While the timing of a sustained upturn in equities is always uncertain, legendary investor Warren Buffett frequently points out that recoveries have always followed sell-offs sooner or later. While this may sound simplistic to some, it is nonetheless true and reflects the incontrovertible fact that both economic and financial market performance is cyclical in nature. While there is no guarantee that this will always be so, it is unwise to ignore the lessons of history.

Several crosscurrents affected fund performance in the first six months of the year. The S&P 500 Index’s modest gain, notwithstanding the strong advance of the past few months, is testimony to the ebbs and flows of investor expectations. Fund performance was buoyed by a number of holdings that generated strong returns. For example, energy equipment and services company Schlumberger, paper and forest products firm International Paper, hotels and leisure company Marriott, consumer finance giant American Express, and capital markets leader Goldman Sachs were particularly notable in assisting portfolio performance. Our investment in pharmaceuticals company Wyeth proved beneficial as Pfizer launched a takeover of the company earlier in the year. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Performance was mixed for our diversified financial services companies, with JPMorgan Chase doing well and Bank of America detracting from fund results. While much attention has been focused on the strong rebound of financial services companies, their performance during the entire six-month period left much to be desired. (Financials was the weakest sector in the first quarter and the strongest in the second.) Fund performance was also hampered by several of our longstanding investments, including ExxonMobil, GE, and AT&T, all of which posted negative returns for the first six months. One particularly bright spot was our exposure to several leading technology firms. Software leader Microsoft, IT services firm Computer Sciences, Internet software and services company eBay, and semiconductor and semiconductor equipment holding Analog Devices generated healthy returns.

Regarding portfolio activity, the Major Portfolio Changes table following this letter shows many of the companies in which we increased or reduced exposure. It’s worth looking at a few of them to illustrate what we look for in new investments. We seek out interesting valuation opportunities in companies with good competitive positions. The stock price of Southwest Airlines, for example, had fallen for several years as concerns about the economy and fuel costs impaired the company’s results. When conditions begin to improve, however, Southwest will likely enjoy a strong competitive advantage. ConocoPhillips is another example of a company whose stock price fell sharply over the last year and, consequently, sold at an attractive valuation level with a healthy dividend yield. Accenture is a high-quality company operating in the global management consulting, technology services, and outsourcing sphere, whose severe stock price decline created what we believe was a good chance to invest in a company with a strong market position.

The common themes linking many of the fund’s additions are cyclicality and exposure to the financial services sector. In addition, we made a new investment in the utilities sector—Constellation Energy Group, which we successfully bought and sold several years ago. Disappointing performance resulted in a sell-off in the company’s share price, lowering it to an attractive valuation level in our view. We continue to believe that companies with earnings cyclicality, operating leverage, and financial exposure will benefit as we transition from economic recession to a period of renewed economic growth.

We reduced our exposure to, or eliminated, companies with more defensive characteristics and questionable earnings reliability, including Pfizer (mentioned earlier), Time Warner Cable, Anheuser-Busch InBev, Amgen, and Merck.

OUTLOOK

We believe that economic and financial market conditions are slowly on the mend. Nonetheless, nothing moves consistently in a steady direction, so it would not be surprising to see some ups and downs in terms of both economic data and stock market movement in the months ahead.

Over the last 18 months, we’ve suffered through one of the most damaging bear markets in history as the global financial crisis exacerbated an already weakened global economy. The credit and money markets ground to a virtual halt, and equity markets plummeted in the wake of Lehman Brothers’ demise, the problems besetting AIG, and the collapse of many other firms that played central roles in the housing and financial crises.

Today, halfway through 2009, the system feels as though it has stabilized. Markets are functioning well. Companies can raise capital by issuing debt and equity securities, and much of the stress is gone from the money markets. There are some indications that the worst is probably behind us. Even the automotive and housing sectors appear to be exhibiting some dim light at the end of the tunnel. We have no way of telling exactly when the economic recovery will occur, but the wide range of federal fiscal initiatives and a supportive monetary policy will ultimately lead to an economic rebound. We believe that the best time to invest is often when the prevailing headwinds are blowing hardest. This has been the case during the past few months, as a significant market rebound lifted stock prices from their earlier lows and rewarded investors who maintained their long-term investment perspectives. We will continue to look for opportunities to invest in solid companies whose shares are selling at appealing prices.

Once again, we thank you for your continued confidence and support.

Respectfully submitted,

Brian C. Rogers
President of the fund and chairman of its Investment Advisory Committee

July 17, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

S&P 500 Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 94.8%		
CONSUMER DISCRETIONARY 14.0%		
Automobiles 0.4%		
Harley-Davidson	3,489,300	56,562
		56,562
Distributors 0.5%		
Genuine Parts	1,993,900	66,915
		66,915
Diversified Consumer Services 0.2%		
H&R Block	1,539,700	26,529
		26,529
Hotels, Restaurants & Leisure 0.8%		
Marriott, Class A	4,252,634	93,856
MGM Mirage (1)	4,752,100	30,366
		124,222
Household Durables 2.8%		
Black & Decker	1,246,200	35,716
D. R. Horton	2,990,800	27,994
Fortune Brands	4,984,700	173,169
Harman International	1,744,700	32,800
Whirlpool	3,240,100	137,899
		407,578
Leisure Equipment & Products 0.7%		
Mattel	6,081,700	97,611
		97,611
Media 5.0%		
Cablevision	4,773,700	92,657
CBS, Class B	3,489,300	24,146
Disney	6,480,200	151,183
McGraw-Hill	5,732,400	172,603

ENERGY 14.3%		
Energy Equipment & Services 1.5%		
BJ Services	2,492,400	33,971
Schlumberger	3,240,100	175,322
		209,293
Oil, Gas & Consumable Fuels 12.8%		
Anadarko Petroleum	2,990,800	135,752
BP, ADR	3,738,600	178,256
Chevron	5,981,700	396,288
ConocoPhillips	1,196,900	50,342
CONSOL Energy	1,395,400	47,388
ExxonMobil	5,981,700	418,181
Murphy Oil	3,738,600	203,081
Royal Dutch Shell, A Shares, ADR	5,732,400	287,709
Spectra Energy	3,739,300	63,269
Sunoco	2,903,300	67,356
		1,847,622
Total Energy		2,056,915
FINANCIALS 19.8%		
Capital Markets 3.7%		
Bank of New York Mellon	6,978,600	204,543
Goldman Sachs	1,345,900	198,439
Legg Mason	1,944,400	47,404
Och-Ziff Capital Management	2,741,600	24,428
UBS (CHF)(1)	4,735,502	57,938
		532,752
Commercial Banks 4.3%		
Allied Irish Banks (EUR)	5,855,542	14,070
KeyCorp	9,228,600	48,358
Marshall & Ilsley	3,489,300	16,749

SunTrust	5,483,200	90,199
U.S. Bancorp	11,466,400	205,478
Wells Fargo	9,969,500	241,860
		616,714
Consumer Finance 2.7%		
American Express	9,471,000	220,106
Capital One Financial	3,389,600	74,165
SLM Corporation (1)	9,571,800	98,302
		392,573
Diversified Financial Services 5.9%		
Bank of America	25,187,886	332,480
JPMorgan Chase	14,954,200	510,088
		842,568
Insurance 3.2%		
Chubb	1,495,400	59,637
Lincoln National	5,833,200	100,389
Marsh & McLennan	7,975,600	160,549
Progressive Corporation (1)	4,486,300	67,788
The Travelers Companies	1,744,700	71,602
		459,965
Thrifts & Mortgage Finance 0.0%		
Fannie Mae (3)	4,364,629	2,531
		2,531
Total Financials		2,847,103
HEALTH CARE 6.7%		
Biotechnology 0.7%		
Amgen (1)	1,993,900	105,557
		105,557

Commercial Services & Supplies 0.6%		
Avery Dennison	3,239,300	83,185
		83,185
Electrical Equipment 0.5%		
Cooper Industries, Class A	2,492,400	77,389
		77,389
Industrial Conglomerates 3.7%		
3M	3,738,600	224,690
GE	26,419,100	309,632
		534,322
Machinery 2.8%		
Deere	3,489,300	139,397
Eaton	996,900	44,472
Illinois Tool Works	4,984,700	186,129
Pall	998,500	26,520
		396,518
Road & Rail 0.1%		
Norfolk Southern	500,000	18,835
		18,835
Total Industrials & Business Services		1,678,229
INFORMATION TECHNOLOGY 7.0%		
Communications Equipment 0.4%		
Cisco Systems (1)	3,240,100	60,396
		60,396
Computers & Peripherals 0.7%		
Dell (1)	7,477,100	102,661
		102,661

Internet Software & Services 1.4%		
eBay (1)	4,984,700	85,388
Yahoo! (1)	6,978,600	109,285
		194,673
IT Services 1.2%		
Accenture, Class A	1,000,000	33,460
Computer Sciences (1)	2,990,800	132,492
		165,952
Semiconductor & Semiconductor Equipment 1.8%		
Analog Devices	5,234,000	129,698
Applied Materials	4,237,000	46,480
Intel	4,959,800	82,085
		258,263
Software 1.5%		
Microsoft	9,221,800	219,202
		219,202
Total Information Technology		1,001,147
MATERIALS 5.7%		
Chemicals 1.6%		
DuPont	4,462,300	114,324
International Flavors & Fragrances	3,490,100	114,196
		228,520
Construction Materials 0.8%		
Vulcan Materials	2,648,100	114,133
		114,133
Metals & Mining 1.5%		
Alcoa	4,984,700	51,492

Nucor	3,589,000	159,459
		210,951
Paper & Forest Products 1.8%		
International Paper	9,667,036	146,262
MeadWestvaco	4,462,300	73,227
Weyerhaeuser	1,495,400	45,505
		264,994
Total Materials		818,598
TELECOMMUNICATION SERVICES 4.7%		
Diversified Telecommunication Services 3.9%		
AT&T	11,963,400	297,171
Qwest Communications International	24,923,700	103,433
Verizon Communications	5,207,100	160,014
		560,618
Wireless Telecommunication Services 0.8%		
Sprint Nextel (1)	10,763,400	51,772
Vodafone (GBP)	30,917,588	59,762
		111,534
Total Telecommunication Services		672,152
UTILITIES 6.7%		
Electric Utilities 3.4%		
Duke Energy	6,978,600	101,818
Entergy	1,695,700	131,450
FirstEnergy	1,495,400	57,947
Pinnacle West Capital	2,492,400	75,146
Progress Energy	3,240,100	122,573
		488,934

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/09	Value 12/31/08
International Flavors & Fragrances	$ -	$ -	$ -	$ **	$ 96,590
New York Times Class A	2,053	94	-	41,199	51,310
T. Rowe Price Institutional Floating Rate Fund, 6.23%	4,405	-	4,393	148,335	121,237
T. Rowe Price Reserve Investment Fund, 0.41%	¤	¤	1,445	510,441	415,513
Totals			$ 5,838	$ 699,975	$ 684,650

** The issuer was not considered an affiliated company at June 30, 2009.

¤ Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 936,265
Dividend income	5,838
Interest income	-
Investment income	$ 5,838
Realized gain (loss) on securities	$ 60
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $17,635,669)	$ 14,363,780
Dividends and interest receivable	25,491
Receivable for shares sold	15,184
Other assets	303
Total assets	14,404,758
Liabilities	
Payable for shares redeemed	14,425
Investment management fees payable	6,604
Due to affiliates	1,622
Other liabilities	2,158
Total liabilities	24,809
NET ASSETS	**$ 14,379,949**
Net Assets Consist of:	
Undistributed net investment income	$ 10,511
Accumulated undistributed net realized loss	(1,413,609)
Net unrealized loss	(3,271,871)
Paid-in capital applicable to 843,363,342 no par value shares of beneficial interest outstanding; unlimited number of shares authorized	19,054,918
NET ASSETS	**$ 14,379,949**
NET ASSET VALUE PER SHARE	
Investor Class	
($12,662,369,108 / 742,457,759 shares outstanding)	**$ 17.05**
Advisor Class	
($1,564,235,188 / 91,882,599 shares outstanding)	**$ 17.02**
R Class	
($153,344,452 / 9,022,984 shares outstanding)	**$ 16.99**

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Equity Income Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies. The fund has three classes of shares: the Equity Income Fund original share class, referred to in this report as the Investor Class, offered since October 31, 1985; the Equity Income Fund —Advisor Class (Advisor Class), offered since March 31, 2000; and the Equity Income Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities. Further, fund management believes no events have occurred between June 30, 2009 and August 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $95,000 for the six months ended June 30, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2009, the fund realized $7,674,000 of net gain on $39,202,000 of in-kind redemptions.

New Accounting Pronouncement On January 1, 2009, the fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2009:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2009, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $941,105,000 and $700,580,000, respectively, for the six months ended June 30, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $200,414,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, the fund had $88,622,000 of unused capital loss carryforwards, all of which expire in fiscal 2016.

At June 30, 2009, the cost of investments for federal income tax purposes was $17,635,669,000. Net unrealized loss aggregated $3,271,871,000 at period-end, of which $1,580,178,000 related to appreciated investments and $4,852,049,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion and 0.21% of the fund’s average daily net assets in excess of $15 billion; previously, through May 31, 2005, the individual fund fee had been a flat rate of 0.25% of the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2009, expenses incurred pursuant to these service agreements were $62,000 for Price Associates, $2,944,000 for T. Rowe Price Services, Inc., and $3,672,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Trustees, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2009, the fund was charged $170,000 for shareholder servicing costs related to the college savings plans, of which $113,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2009, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2009, the fund was allocated $1,053,000 of Spectrum Funds’ expenses, of which $777,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2009, approximately 9% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers) and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the six months ended June 30, 2009 are as follows:

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Trustees (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was generally at or below the median for comparable funds. The information also indicated that the expense ratio for the Investor Class and Advisor Class was generally below the median for comparable funds, and that the expense ratio for the R Class was above the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Income Fund

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2009